Exhibit 99.1

 mRNA Engineered Cell & Genetic Medicines  November 2021  A platform company in cell, gene-editing & cytokine therapies

 Disclaimer  This presentation is intended to provide summary information about the business of Brooklyn ImmunoTherapeutics, Inc. (“BTX”). The information in this presentation is in no respects complete, comprehensive or exhaustive, and it should be read in conjunction with BTX’s public filings with the Securities and Exchange Commission, including information set forth in those filings under “Risk Factors” and similar headings. Forward-Looking Statements. Certain statements presented below on pages 4, 8-11, 13, 16-17, 19, 21-22, 24-28 and 30 are forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are any statements that are not statements of historical fact and may be identified by terminology such as “expect,” “plan,” “potential,” “project” or “will” or other similar words. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results may vary significantly from BTX’s expectations based on a number of risks and uncertainties, including but not limited to the following: (i) the evolution of BTX’s business model into a platform company focused on cellular, gene editing and cytokine programs; (ii) BTX’s ability to successfully, cost effectively and efficiently develop its technology and products; (iii) BTX’s ability to successfully commence clinical trials of any products on a timely basis or at all; (iv) BTX’s ability to successfully fund and manage the growth of its development activities; (v) BTX’s ability to obtain regulatory approvals of its products for commercialization; and (vi) uncertainties related to the impact of the COVID-19 pandemic on the business and financial condition of BTX, including on the timing and cost of its clinical trials. BTX cannot guarantee any future results, levels of activity, performance or achievements. The industry in which BTX operates is subject to a high degree of uncertainty and risk due to variety of factors, including those described in BTX’s public filings with the Securities and Exchange Commission, including its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 11, 2021 and any subsequently filed Quarterly Reports on Form 10-Q for a more complete discussion of these factors and other risks, particularly under the heading “Risk Factors.” BTX expressly disclaims any obligation to update forward-looking statements after the date of this presentation.   2

             Howard FederoffMD, PhDChief Executive Officer and President  Kevin D’AmourPhDChief Scientific Officer  Ron Guido, MS Pharm. Med.Chief Development Officer  Roger SidhuMDChief Medical Officer  Jay SialMBAChief Administrative Officer  Sandra GurrolaVP of Finance  BTX is Led by a Strong, Experienced Management Team  3    Lynn Sadowski– Mason, MS EVP of Clinical Operations

 BTX Transforms into Regenerative Medicine Company with Platform Technology   Reverse merger  Exclusive license to mRNA and LNP patents  Secured $55M in Capital*  Acquired Novellus Therapeutics  Recruited new Exec team  Nasdaq listing(from NYSE American)  2021                * Runway into 2023  4

 Leveraging In-licensed Patent Portfolio to Advance Medicine   BTX has an exclusive license from Factor Bioscience to a portfolio of granted patents around mRNA-based cell engineering that will provide a competitive advantageMajor platform components: mRNA Cell Reprogramming (25 patents, extensive cellular data)mRNA Gene Editing (15 patents, extensive cellular data)NoveSlice™ Gene-Editing Protein (15 patents, extensive cellular data)ToRNAdo™ mRNA Delivery (4 patents, extensive cell and animal data)  NoveSlice™ and ToRNAdo™ are trademarks of Factor Bioscience Limited.  5

         mRNA therapeutics  Non-viralgenetic medicines  Footnote: doesn’t represent ex vivo gene editing space  In Vivo gene editing  iPSC-derivedtherapies  BTX has a Broad Technology Landscape  6

 Brooklyn’s Licensed mRNA-Based and LNP Technologies  Cell reprogramming  Gene editing  mRNA and LNP are toolsto make engineered cell medicine    Nucleic acid delivery  mRNA and LNP are the drugas in vivo gene-editing medicine    7

The Foundational mRNA Cell Reprogramming Platform

Brooklyn ImmunoTherapeutics

- Highest efficiency generation of iPSC:
  - 5 factors, rapid protein expression
  - Low toxicity, high percentage transfected
  - Custom reprogramming media
- Safe: no chance of genome integration
- Can combine reprogramming with gene editing to streamline autologous therapies in genetic disease
- Extensive in-licensed patent protection



Reprogramming
Fibroblast
Oct4
Nanog
Albumin
mRNA
Transcription factors
Human fibroblast

Typical Results



>60 colonies
(>6% efficiency)

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Unique mRNA-Based Delivery of a Novel Gene Editing Platform

Use of mRNA for Delivering Gene-Editing Proteins

- Rapid, high expression (efficiency)
- Transient expression (specificity)
- Amenable to non-viral delivery
- No risk of vector insertion
- Multiple in-licensed patents cover mRNA encoding CRISPR, TALEN, ZFN, etc


mRNA
mRNA
Gene editing protein
gene
Cell

Chromatin Context-Sensitive Gene Editing Endonuclease

- Novel nuclease (clear IP landscape)
- High specificity (36-40 base site)
- Blocked by histone modifications (specificity)
- Unlimited genomic sites (no PAM)



Gene Knockout



Gene Repair



Safe-harbor Insertion

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   Novel Lipid with Effective mRNA Delivery In Vitro and In Vivo  U.S. Pat. No. 10,501,404  A compound of Formula (I)  Wherein n is 1, 2, 3, 4, 5, 6, 7, 8, 9,10, 11, 12, 13, 14, or 15.  Novel, single lipid component LNPNovel lipid, composition of matter IPLow toxicity enables repeated transfectionEfficient transfection in context of serumTransfection of many cell types demonstrated  10

Platform Technology Deployed in Four Regenerative Medicine Pillars

Brooklyn ImmunoTherapeutics



Allogenic Stem Cell Platform (iMSC)

- ARDS
- Bone marrow transplant failure/poor function
- Solid tumors



Autologous, Gene Edited Platform

- Hemoglobinopathies
- Opportunities in many genetic diseases



Autologous iPSC Platform

- Paroxysmal nocturnal hemoglobinuria
- Partnership opportunities



In Vivo Gene Editing Platform

- Transthyretin amyloidosis
- Stargardt disease
- Non-syndromic hearing loss
- Opportunities in many genetic diseases

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 Allogeneic iMSC Therapies

 Allogeneic iMSC Product Platform   iPSC-derived Mesenchymal Stem Cells (iMSC)Low risk of toxicity, proven across many clinical studiesLow immunogenicity, no need for immunosuppressive drugsLeveraging decades of work with MSC process development and manufacturingA single Drug Product can be used across multiple and varied indicationsiPSC can be gene edited to program the iMSC with additional properties, expanding indicationsMSC therapies have had inconsistent clinical efficacy due to product heterogeneity  13

 Brooklyn’s iMSC Address Issues with Tissue-derived MSC  Historical Issues with MSC field  Tissue-derived MSC  Brooklyn’s iMSC  Donor to donor variability      Tissue source variability      Manufacturing variability      Limited or inconsistent characterization      Poor mechanistic understanding      Capacity to precisely genetically modify      14

 Extensive Characterization of iMSC to Ensure Consistency  Characterization to include:Stability of phenotypes with progressive passagesChanging responses to hypoxia and other stimuli  Single cell RNA-seq  Mass Cytometry  Secretome    Kehl et. A. (2019)  Hutton et. A. (2021)  Liu et. A. (2019)  15

iMSC Application in Graft Failure/Poor Graft Function

- MSCs modulate immunological responses, support hematopoiesis, and repair bone marrow stroma
- Clinical applications in hematopoietic stem cell transplant (HSCT)
  - Treating engraftment failure or poor graft function
  - Promoting HSC engraftment
- Working with world class KOLs in HSCT to focus on best clinical population(s) and trial design
- Anticipate FIH in 4Q-2023


Application
Migratory capacity
Donor
Recipients
TGF-β
MHC-II
IFN-γ
MHC-II
Immuno-compatibility
Growth factors
Immune regulatory cytokines
Extracellular vesicles
Complex effective components

Zhou, T et al. (2021) Challenges and advances in clinical applications of mesenchymal stromal cells. *J Hematol Oncol 14:24*, 1-24

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Developing a Family of Gene-edited iMSC Products To Address High Unmet Need Solid Tumors

Brooklyn ImmunoTherapeutics

- Gene-editing iPSC and thorough characterization; followed by differentiation to iMSC
- Multiple engineered iMSC products to deliver agents locally and avoid systemic toxicities
  - IL-7 & IL-15 drive expansion and engraftment
- Combination with CAR-T and checkpoint inhibitors



(A) Engineering with immunomodulatory molecules
IFN-γ, IFN-β, IL-4, IL-12, IL-15, IL-21, SDF-1
(B) Enhancing migration and homing
Hypoxia
SDF-1, CSF-2, IL-1β, IGFBP3, CXCR4
Tissue/cells
MSCs
(C) Modifying cryopreservation and standardization methods
Quality and function ↑
Recovery period

Song, N et al. (2020) Mesenchymal Stem Cell Immunomodulation: Mechanisms and Therapeutic Potential. *Trends in Pharm Sci* 9, 653-664

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 Autologous Cell Therapies

Autologous Cell Therapy, Efficient mRNA Gene Editing

- Autologous HSC-based gene therapy for many addressable indications
  - Hemoglobinopathies
  - Primary immunodeficiencies
  - Congenital cytopenias
- Leverages 30 years of clinical experience and isolation techniques for CD34+ HSC; robust engraftment and safety
- mRNA-based gene editing is less complex than viral methods
- Future partnering possibilities


HSC
CD34+
Gene
Editing

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 Autologous iPSC Therapies

Autologous iPSC Cell Therapy Platform

Brooklyn ImmunoTherapeutics

Licensed technology is the safest, most efficient, and fastest method for iPSC derivation

- Safe: Non-integrating method using synthetic mRNA to produce reprogramming factors
- Efficient: Uses LNP for repeated in vitro delivery with low toxicity
- Efficient: Can combine reprogramming and gene editing in single step derivation
- Fast: Reprogramming and iPSC colony formation within 2 weeks

The safety, reliability and speed enable autologous iPSC programs

- Efficiency of reprogramming permits low quantity of cells from biopsy and simultaneous correction of gene defects
- Can quickly produce multiple iPSC clones per patient
- Absence of genome integration facilitates screening to identify and characterize a safe clone

21

 Autologous HSC from iPSC  Autologous iPSC / Gene-modified autologous iPSC for: Genetic disease (e.g. hemoglobinopathies)Paroxysmal nocturnal hemoglobinuria (PIG1A)Infectious disease  22

 In Vivo Gene Editing Therapies

Second Pillar is a Genetic Medicine Product Platform

- Proprietary lipid nanoparticle for nucleic acid delivery
- Novel lipid with composition of matter IP
- Properties can be tuned to target different cell types and tissues
- Can deliver RNA or DNA; facilitates gene correction approaches



- Delivery of mRNA encoding proprietary site-specific nuclease
- Can target any gene through design of protein binding domains
- High specificity to target genomic site
- Achieves high level but transient expression, enhancing safety



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 Developing In Vivo Gene-editing Products Addressing Rare Disease Indications (Orphan Designation)  Direct gene editing in the liver, brain or eye for monogenic disordersAbility to knock-out or correct the target geneInitial gene target is knock-out of TTR for Familial Transthyretin Amyloidosis (ATTR)  ToRNAdo™ is a trademark of Factor Bioscience Inc.  25

Amyloidosis Caused by Transthyretin (ATTR)

- Caused by misfolded transthyretin (*TTR*), aggregating into toxic oligomeric forms
- Death 5-15 years after onset of symptoms is typical
- Non-Familial (200,000-500,000 worldwide)
  - Owing to tissue deposition of normal TTR amyloid
  - Common clinical feature is peripheral neuropathy
- Familial (~50,000 worldwide)
  - Autosomal dominant
  - Owing to mutations in *TTR* (>140)
  - Mutations increase amyloidogenic property



TTR mRNA
TTR Tetramer
T4 Binding Pocket
Folded dimers
Folded monomer
Amorphous Oligomers
Mature Fibrils
Misfolded amyloidogenic monomer
Functional TTR structure
Pathologic TTR structures

Brooklyn's Focus

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Clinical Features of Familial ATTR

- Three sites of TTR synthesis, determine distinct clinical phenotypes
  - Liver: cardiomyopathy, peripheral neuropathy
  - Choroid plexus: Leptomeningeal
  - Neuroretina: Ocular toxicity

- Current treatments address only liver
- Full phenotypic recovery requires both hepatic and CNS/choroid plexus intervention
- **Brooklyn initial focus on unmet need: oculo/lepto meningeal disease**



TTR mRNA
TTR tetramer
Amyloid fibrils
Coronal
Sagittal



Liver
TTR mRNA
TTR tetramer
Amyloid fibrils
Restrictive Cardiomyopathy
Peripheral and/or Autonomic Neuropathy
©Cleveland Clinic 2019

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BTX In Vivo Editing
Addresses all ATTR Manifestations

	Polyneuropathy	Cardiomyopathy	Ocular depositions	Leptomeningeal depositions
Subtype	Observed across subtypes (except leptomeningeal)	Observed across subtypes (except leptomeningeal)	Chiefly leptomeningeal subtype	Restricted mutations + observed across subtypes
Epidemiology	Most common, hATTR and senile (WT) disease	25% of ATTR population over age 80	Rare restricted mutations; small other subsets	Rare restricted mutations; small other subsets
Approved/ R&D synthesis inhibitors siRNA, ASO, CRISPR	☑ IV/SC (hepatocytes)	☑ IV/SC (hepatocytes)	☒	☒
BTX: *in vivo* gene editing	☑ IV (hepatocytes)	☑ IV (hepatocytes)	☑ **Subretinal injection** (Retinal Pigment Epithelium)	☑ **Intracisternal injection** (Choroid Plexus)

BTX can treat all known ATTR regardless of mutation

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BTX Cell Therapy and Gene-Editing Pipeline Summary

Brooklyn ImmunoTherapeutics

Indication	Gene targets	Delivery	Discovery	Preclinical	IND-enabling	Clinical	Comments
iMSC: iPSC-derived mesenchymal stem cells							
ARDS (all etiologies)	n/a	I.V. injection					NoveCite program
BMT/HSCT setting	n/a	I.V. injection					
TBD	n/a	I.V. or local					
Solid tumors	IL7, IL15	I.V					
Oncology	Undisclosed	I.V					
Autologous HSC, gene edited							
Undisclosed	Undisclosed	I.V.					
Autologous iPSC-derived cell therapy							
TBD	n/a	I.V.					
In vivo gene editing							
Transthyretin Amyloidosis	TTR	I.V. or CNS					
Stargardt Disease	ABCA4	Retina					

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BTX Will Leverage Best In ClassmRNA-based Technologies to Deliver Transformative Regenerative Medicines  Exclusive license to foundational mRNA & gene editing IPDiversified product strategy for multiple clinical applicationsExperienced management team with deep expertise in C&GTStrong partnership for translational execution and future innovationIn-licensed patent portfolio offers sub-licensing opportunities  30